SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 12, 1999

                       STATIA TERMINALS INTERNATIONAL N.V.
             (Exact name of registrant as specified in its charter)

     NETHERLANDS ANTILLES                333-18455               52-2003102
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)

                               TUMBLEDOWN DICK BAY
                       ST. EUSTATIUS, NETHERLANDS ANTILLES
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (011) 5993-82300

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                            STATIA TERMINALS CANADA,
                                  INCORPORATED
             (Exact name of registrant as specified in its charter)

     NOVA SCOTIA, CANADA                 333-18455-01           98-0164788
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)             Number)          Identification No.)

                             3817 PORT MALCOLM ROAD
                      PORT HAWKESBURY, NOVA SCOTIA B0E 2V0
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (902) 625-1711

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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                       Statia Terminals International N.V.

                           Current Report on Form 8-K

Item 5.  Other Events.

         On February 12, 1999, the parent of Statia Terminals International N.V. (the "Company"), Statia Terminals Group N.V. (the "Parent"), announced that it had filed documents with the Securities and Exchange Commission to sell 7.6 million common shares of the Parent (exclusive of an over allotment option available to underwriters for an additional 760,000 shares of the Parent) in its initial equity public offering. The offering price is expected to be between $19.50 and $20.50 per share, raising approximately $152 million (approximately $167 million if the over allotment option is fully exercised). A portion of the proceeds of the offering will be used to redeem approximately 25% (approximately 35% if the over allotment option is fully exercised) of the 11-3/4% First Mortgage Notes previously co-issued by the Company and Statia Terminals Canada, Incorporated. The Parent's February 12, 1999 press release is filed as an exhibit hereto and is incorporated by reference herein.

         On February 12, 1999, the Company announced its consolidated results of operations for the quarter and year ended December 31, 1998. The Company's February 12, 1999 earnings release and accompanying financial data are filed as an exhibit hereto and are incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Statia Terminals International N.V.
                                                (Registrant)

                                       BY /S/ JAMES F. BRENNER
                                          --------------------------------------
                                              James F. Brenner
                                              Vice President and Treasurer

Dated: February 18, 1999

                                       Statia Terminals Canada, Incorporated
                                                (Registrant)

                                       BY /S/ JAMES F. BRENNER
                                          --------------------------------------
                                              James F. Brenner
                                              Vice President, Finance

Dated: February 18, 1999

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                       Statia Terminals International N.V.

                           Current Report on Form 8-K

                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------                -----------

   99.1                    Press Release dated February 12, 1999

   99.2                    Earnings Release dated February 12, 1999

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